SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2007
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51447 (Commission File Number)	20-2705720 (IRS Employer Identification Number)

3150 139th Avenue S.E., Bellevue, Washington (Address of Principal Executive Offices)	98005 (Zip Code)

Registrant’s telephone number, including area code:	(425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 15, 2007, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing its financial results for the quarter and year ended December 31, 2006. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.
     Expedia makes reference to non-GAAP financial information in the press release. Information regarding these non-GAAP financial measures is contained in the attached press release.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press release of Expedia, Inc., dated February 15, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: February 15, 2007	By:	/s/ Michael B. Adler
		Name:	Michael B. Adler
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Expedia, Inc., dated February 15, 2007.